SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934

     Filed by the Registrant /X/
     Filed by a party other than the Registrant / /
     Check the appropriate box:
     / /  Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     /X/  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                    CompuMed, Inc.
	------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required

     / /  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11
          (1)  Title of each class of securities to which transaction applies:

	 	-------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

		------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

		-------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

		--------------------------------------------------------------
          (5)  Total fee paid:

		-------------------------------------------------------------

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:

		-------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

		------------------------------------------------------------
          (3)  Filing Party:

		-------------------------------------------------------------
          (4)  Date Filed:

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

                                    COMPUMED, INC.

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD MARCH 28, 1997
                                ----------------------

       Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CompuMed, Inc., a Delaware corporation (the "Company"), will be held at 1230 Rosecrans Avenue, Manhattan Beach, California, on Friday, March 28, 1997, at 10:00 a.m., Pacific Standard Time, for the following purposes:

         1. To elect five directors to serve for the following year and until successors have been elected and qualified.

         2. To act upon the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1997 fiscal year.

         3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

       Only stockholders of record at the close of business on February 3, 1997 shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All stockholders are cordially invited to attend the Meeting in person.

                           By order of the Board of Directors


                           James Linesch
                           Secretary

       February 20, 1997
       Manhattan Beach, California



       IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK OR PREFERRED STOCK, AS THE CASE MAY BE, TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                    COMPUMED, INC.

                                 --------------------


                                   PROXY STATEMENT

                                 -------------------


                            ANNUAL MEETING OF STOCKHOLDERS

                                    MARCH 28, 1997


                                       GENERAL
                                     -----------


       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of CompuMed, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's executive offices at 1230 Rosecrans Avenue, Manhattan Beach, California, on Friday, March 28, 1997, at 10:00 a.m., Pacific Standard Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice of Meeting").

       This Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to stockholders on February 20, 1997.


                         VOTING SECURITIES AND VOTE REQUIRED
                         -----------------------------------

       Only stockholders of record at the close of business on February 3, 1997 are entitled to notice of and to vote the shares of common stock, $.01 par value ("Common Stock"), Class A $3.50 Cumulative Convertible Preferred Stock, $.10 par value ("Class A Preferred Stock") and Class B $3.50 Convertible Preferred Stock, $.10 par value ("Class B Preferred Stock" and collectively with the Common Stock and the Class A Preferred Stock the "Voting Stock"), of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of February 3, 1997, 8,949,786 shares of Common Stock, 8,400 shares of Class A Preferred Stock and 2,333 shares of Class B Preferred Stock were outstanding. There was no other class of voting securities outstanding at that date.

       The presence, in person or by proxy, of the holders of majority of the outstanding shares of Voting Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Voting Stock voting at the Meeting will be required to approve Proposal No. 2, regarding the ratification of the appointment of auditors. A plurality of votes cast will be required for the election of directors.

       Each share of Voting Stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

       With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect except that votes withheld will be counted toward determining the presence of a quorum for the transaction of business.

       Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. With respect to proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any of the proposals.

       If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees and "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1997 fiscal year, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each such proxy granted by a stockholder may be revoked by such stockholder at any time before it is exercised by filing with the Secretary of the Company a revoking instrument in the form of a duly executed Proxy bearing a later date. The powers of the Proxy holders will be suspended if the person executing the Proxy attends the Meeting in person and so requests. Attendance at the Meeting will not, in itself, constitute revocation of the Proxy.

       The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

       In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.


                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

       At the Meeting five (5) directors will be elected to serve until the next Meeting and until their successors are elected and qualified. The Board of Directors will vote all Proxies received by them in the accompanying form for the nominees listed below. The current size of the Board of Directors of the Company is six (6). All of the nominees are presently serving as directors except for John Romm, M.D. Robert Funari and Russell Walker have determined not to seek election to the Board of Directors for 1997 and will cease their directorship upon the election of directors at the meeting. Robert Goldberg is the nominee for Chairman of the Board. The size of the Board of Directors is being reduced from six (6) to five (5) members as of the Meeting. In the event any nominee is unable to or declines to serve at the time of the Meeting, the proxies will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

       The following are the nominees for election as directors:


                                                     First Year
                                                       Elected
                                                      Director
       Nominees             Position with Company                  Age
                                                     -----------
       --------            -----------------------                ----
       Robert Goldberg      Chairman of the Board       1994       63

       John Minnick                Director             1985       48

       Rod Raynovich          President, CEO and        1995       53
                                   Director
       John Romm, M.D.             Director               --       66

       Robert Stuckelman           Director             1973       64


       BACKGROUND EXPERIENCE OF DIRECTORS

       Mr. Goldberg is a senior partner in the firm of Francis, Goldberg
       -----------
       & Powers, a certified Public Accounting Firm and has been associated with such firm since January 1995. Prior thereto, he was a senior partner in the Los Angeles office of Bernstein, Fox, Goldberg & Licker Certified Public Accountants for fifteen years. He is certified in both California and New York and has been a member of the New York State Bar. Mr. Goldberg attended Lehigh University, Brooklyn Law School and New York University School of Law and has lectured for the Practicing Law Institute and The American College of Life Underwriters. He is a member of the Estate Planning Council, Professional Planners Forum and various accounting societies.

       Mr. Minnick is President of Minnick Capital Management, an
       -----------
       investment management firm that he founded in 1972. Mr. Minnick, an attorney, and is a member of the Kansas Bar and has had a long-standing relationship with the Company in his capacity as investment counsel for a large number of investors in franchise programs that the Company originated. He has served as a director on other corporate and non-profit boards and is a member of the Association for Investment Management and Research (AIMR). Mr. Minnick is a graduate of Washburn University (BA) and the Washburn University School of Law (JD).

       Mr. Raynovich has been President and Chief Executive Officer of the
       -------------
       Company since October 1994. Mr. Raynovich has 25 years of experience in the medical diagnostics and biotechnology industry. Mr. Raynovich served as President of Raygent Associates, a healthcare consulting firm providing investment banking and business development services from April 1993 to October 1994. Prior to becoming president of Raygent Associates, he was President and CEO of Leeco Diagnostics, Inc., which merged into Endogen, Inc., from August 1990 to April 1993. Mr. Raynovich was Vice President of Business Development of Cambridge Bioscience Corp. He has also held management positions with Abbott Laboratories and Johnson & Johnson. Mr. Raynovich received his M.B.A. from Rutgers University and his B.S. from Penn State University.

       Dr. Romm has practiced internal medicine and gastroenterology in
       --------
       private practice since 1962. He earned his MD at Wayne State College of Medicine and also holds a BS in biology. He is an associate professor of medicine at the University of California, Los Angeles and is an attending physician at Cedars-Sinai Medical Center.

       Mr. Stuckelman founded the Company in 1973 and served as its
       --------------
       President to 1982. From 1982 through 1989, Mr. Stuckelman was a business consultant for small and medium size companies. In 1989, he rejoined the Company as President and Chief Executive Officer in which capacities he served until October 1994. Mr. Stuckelman has been a director of the Company since its incorporation and is one of its principal stockholders. He holds an MSEE from the University of Southern California and a BEE from Cornell University.


       BUSINESS EXPERIENCE OF SIGNIFICANT OFFICER

       Mr. James Linesch  (age 42) joined the Company in June 1996 as Vice
       -----------------
       President and Chief Financial Officer. From 1991 until 1996 he served as Chief Financial Officer of Universal Self Care, Inc., a durable medical equipment supplier, publicly traded on the NASDAQ Small Cap market and is currently a director of that Company. Prior to Universal, from 1987 to 1991 he served as the Chief Financial Officer of a software company specializing in sales, service and development of medical billing software. He has practiced as a CPA in California with Price Waterhouse from 1981 to 1984. Mr. Linesch received his BS degree in Finance from California State University, Northridge, and his MBA degree from the University of Southern California.


       BOARD MEETINGS AND COMMITTEES

       The Board of Directors of the Company held a total of six meetings during the fiscal year ended September 30, 1996. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors.

       The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. This Committee currently consists of Mr. Minnick and Mr. Goldberg. The Audit Committee met two times during the fiscal year ended September 30, 1996.

       The Compensation Committee reviews and approves the Company's compensation policy and has assumed responsibility for administration of the Company's 1992 Stock Option Plan. This Committee currently consists of Mr. Goldberg and Mr. Stuckelman. The Compensation Committee met two times during the fiscal year ending September 30, 1996.

       COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange [or market quotation system] on which the Company's securities are registered. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

       Based solely on its review of the copies of such forms received by it, or written representations that no Form 5 was required, the Company believes that, during the year ended September 30, 1996, its officers, directors, and greater than ten-percent beneficial owners complied with all applicable filing requirements.


                          COMPENSATION OF EXECUTIVE OFFICERS

       SUMMARY COMPENSATION TABLE

       The following table sets forth information concerning the compensation of the Company's President and Chief Executive Officer for the period from October 1994, the date Mr. Raynovich became President and Chief Executive Officer, through September 30, 1996, the fiscal year end of the Company. No other executive officers had an annual salary and bonus, if any, which exceeded $100,000 for services in all capacities to the Company during the last fiscal year.


                                                      Long-Term
        Name and                                    Compensation
        Principal   Fiscal   Annual   Compensation      Stock       All Other
        Position     Year    Salary       Bonus        Options    Compensation
       ----------    ----   --------  ------------   -----------   -----------

       R. Raynovich 1996  $120,000     $25,000
       President
       and CEO
                      1995  $140,000*    $25,000     158,150     $35,000

       *  Reflects actual salary from October 1994 to fiscal year end 1995.


       EMPLOYMENT AGREEMENTS

       Mr. Raynovich has an employment agreement with the Company through May 31, 1998. Pursuant to the terms of the Agreement, dated June 1, 1996, he receives an annual salary of $120,000, subject to annual increases based on the Consumer Price Index. He is also entitled to receive periodic discretionary bonuses with an annual cumulative amount not to exceed $40,000. In connection with his relocation, the Company will loan him up to $42,000, the liability of which will be forgiven over approximately two years.

       EMPLOYEE STOCK OPTION PLANS

       The Company established its 1992 Stock Option Plan (the "1992 Plan"). To enable the Company to recruit and retain selected officers and other employees by providing equity participation in the Company to such individuals. Under the 1992 Plan, regular salaried employees, including directors who are full time employees, may be granted options exercisable at not less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of any option granted to an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company must be 110% of the fair market value of the Common Stock on the date of grant and the duration of the options granted may not exceed five years. Prior to the existence of any public market for the Company's shares, the fair market value had been determined from time to time by the Board of Directors. Options generally become exercisable at a rate of 33% of the shares subject to an option one year after its grant. The remaining shares generally become exercisable over an additional 24 months. The duration of options may not exceed ten years. Options under the Plan are nonassignable, except in the case of death and may be exercised only while the optionee is employed by the Company, or in certain cases, within a specified period after termination of employment (within three months) or death (within twelve months). The purchase price and number of shares of Common Stock that may be purchased upon exercise of options are subject to adjustment in certain cases, including stock splits, recapitalizations and reorganizations.

       Under the 1992 Plan, the Company may grant qualified or non-qualified options for the purchase of 880,000 shares of Common Stock. At the year ended September 30, 1996, there were 474,975 shares reserved for exercise of options granted, of which 331,463 were exercisable subject to vesting, and 405,025 were available for grant under such plan. Officers and members of the Board of Directors hold an aggregate of 284,363 options having exercise prices ranging from $1.00 to $1.25.

       The amount of options granted and to whom they are granted, are determined by the Board of Directors with the recommendation of the Compensation Committee, at their discretion. There are no specific criteria, performance formulas or measures applicable to the determination of the amount of options to be granted and to whom such options are to be granted.

       The Company's 1982 Stock Option Plan (the "1982 Plan") terminated on January 29, 1992. The terms and conditions of such Plan were in all material respects identical with the 1992 Plan. As of January 22, 1997, 9,805 options remain outstanding under the 1982 Plan expiring in 2001 at an exercise price of $1.00, and no further options may be granted under such Plan.




                       STOCK OPTION GRANTS IN LAST FISCAL YEAR



                                  Individual Grants

                            Number of
                         Securities                % of
                        (shares of Common   Total Options
                        Stock) Underlying    Granted to     Exercise
                             Options          Employees      Price    Expiration
                                           in Fiscal Year
          Name            Granted (1)                      ($/share)     Date
         -------        --------------      -------------   --------    -------

          R. Raynovich       158,150              -          $1.00        (2)


       ------------------------------

       (1)  Options vested at various dates during the 1995 fiscal year.

       (2) The expiration dates for the options granted span the period from October 2000 to March 2001.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR END OPTION VALUES

       The following table sets forth certain information regarding the exercise of stock options during the fiscal year ended September 30, 1996 and the fiscal year-end value of unexercised options for the Company's named executive officers.



                                              Number of
                                             Securities       Value
                                             (shares of         of
                                            Common Stock)   Unexercised
                                            Underlying    In-the-money
                                           Unexercised     Options at
                                           Options at      Fiscal Year
                        Shares		   Fiscal Year	     End (1)
                       Acquired              End          Exercisable/
                         on     Value     Exercisable/   Unexercisable
        Name           Exercise Realized  Unexercisable
        -------       --------- --------- --------------- ---------------
        R. Raynovich      -          -      158,150 / -0-   $-0- / -0-

        (1) Based upon the closing market price of the Company's Common Stock as reported on the NASDAQ Stock market on September 30, 1996 minus the respective option exercise prices.


        NON PLAN STOCK OPTIONS

        Between February 1992 and January 1996, a total of 804,918 stock options were granted to directors, officers and consultants outside either the 1982 or 1992 Employee Stock Option Plans. The exercise prices of these non-plan stock options were between $1.00 and $4.00 per share which were equal to the fair market value of the Common Stock on the respective dates of grant, and they expire between 1996 and 2001. As of January 22, 1997, 132,833 of these non-qualified stock options were exercised and 672,085 were still outstanding.

        SAVINGS AND RETIREMENT PLANS

        In July 1987 the Company instituted a Savings and Retirement Plan (the "S&R Plan"). Under the S&R Plan, every full-time salaried employee who is 18 years of age or older may contribute up to 15 percent of his or her annual salary to the Company's S&R Plan. The Company will make a matching contribution of $.25 for every $1.00 of the employee's contribution for an employee contribution of up to but not exceeding 6 percent of the employee's annual salary. Company contributions are 100% vested after 60 months of contributions to the S&R Plan. Benefits are payable under the S&R Plan upon termination of a participant's employment with the Company or at retirement. The S&R Plan meets the requirements of
        Section 401(k) of the Internal Revenue Code. Internal Revenue Service regulations limit the percentage of tax-deferred contributions that can be made by higher-compensated participants. There are restrictions upon withdrawal of tax deferred contributions, but participants are permitted to borrow against the value of their tax deferred accounts.

                             PRINCIPAL STOCKHOLDERS

        The following table sets forth information concerning ownership of the Company's Common Stock as of January 22, 1997 by: (a) each director of the Company; (b) each person known to the Company to be the beneficial owner of more than five percent of its Common Stock; and (c) all officers and directors of the Company as a group.


                                     Amount and Nature of Beneficial
                                                Ownership

                                     -------------------------------


           Name and Address* of        Number of        Percent of
             Beneficial Owner          Shares (1)          Class
                                    ---------------   ---------------
                                         --                  -


        Robert Stuckelman             280,325  (2)          3%


        Rod Raynovich                 168,150  (3)          2%


        John Minnick                  142,899  (4)          1%


        Robert Funari                  79,024 (5)           .7%

        Russell Walker                 56,541 (6)           .5%


        Robert Goldberg                 49,603  (7)           .4%


        John Romm, M.D.                   -0-                  0%


        All Officers and Directors
        as a group (8 in number)      840,292 (8)             9%
                                                           ====
                                      ===========

        ------------------------------------

        (1)  Includes options  exercisable within sixty  days of  January
             22, 1997.
        (2) Includes 125,810 shares subject to non-qualified and qualified stock options.
        (3)  158,150 shares subject to non-qualified stock options.
        (4)  Includes   73,614  shares  subject  to  non-qualified  stock
             options.
        (5)  Includes  79,024  shares  subject  to   non-qualified  stock
             options.
        (6)  Includes  56,541  shares   subject  to  non-qualified  stock
             options.
        (7)  Includes   39,603  shares  subject  to  non-qualified  stock
             options.
        (8) Includes 596,492 shares in addition to shares listed in above footnotes subject to non-qualified and qualified stock options.
        (*) c/o CompuMed, Inc, 1230 Rosecrans Avenue, Manhattan Beach, California 90206.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Company has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1997. Ernst & Young LLP has served as the Company's independent auditors since 1981.

        Services provided to the Company and its subsidiaries by Ernst & Young LLP with respect to Fiscal 1996 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax and information services matters.

        Representatives of Ernst & Young LLP will be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.


        THE   BOARD   RECOMMENDS   THAT  THE   STOCKHOLDERS   VOTE  "FOR"
        RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR.


                                  ANNUAL REPORT

        All stockholders of record as of February 3, 1997 have or are currently being sent a copy of the Company's Annual Report for the fiscal year ended September 30, 1996 (the "Annual Report") which contains audited financial statements of the Company. The Annual Report is deemed to be part of the material for the solicitation of proxies.

        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON FEBRUARY 3, 1997 WHO DID NOT RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE SECRETARY, COMPUMED, INC., 1230 ROSECRANS AVENUE, MANHATTAN BEACH, CALIFORNIA 90266.


                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Meeting other than that which has been referred to above. As to other business, if any, that may come before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

        Stockholder proposals must be received by the Secretary of the Company, for inclusion in the Company's proxy materials relating to the 1998 Annual Meeting of Stockholders, by October 22, 1997.

                               By order of the Board of Directors


                               James Linesch
                               Secretary



        February 20, 1997

        STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                    COMPUMED, INC.
                            ANNUAL MEETING OF STOCKHOLDERS
                                    MARCH 28, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned stockholder of COMPUMED, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated February 20, 1997, and hereby constitutes and appoints ROD N. RAYNOVICH or JAMES LINESCH, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote all shares of Voting Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

             1.   The  election of  five directors  nominated by the  Board of
                  Directors:

                  [] FOR all nominees listed below   []  WITHHOLD AUTHORITY to
                      (except as indicated)              vote for all nominees
                                                         listed below

                   Robert Goldberg, John Minnick, Rod N. Raynovich,
                        John Romm, M.D. and Robert Stuckelman

                  (Instruction:    To  withhold  authority  to  vote  for  any
                  individual nominee or nominees write such nominee's or nominees, names in the space provided below)

              ---------------------------------------------------------


             2. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1997 fiscal year:

                       [] FOR       [] AGAINST       [] ABSTAIN

             3. Other matters as may properly come before the meeting or any adjournment or adjournments thereof.

             This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.

                                     Dated: __________________________  , 1997

                                       ________________________________ (L.S.)

                                       ________________________________ (L.S.)

                                            Please  sign your  name  exactly
                                            as  it  appears  hereon.    When
                                            signing  as attorney,  executor,
                                            administrator,    trustee     or
                                            guardian, please give your  full
                                            title  as  it  appears   hereon.
                                            When signing  as joint  tenants,
                                            all   parties   in   the   joint
                                            tenancy  must  sign.    When   a
                                            proxy    is    given    by     a
                                            corporation,   it   should    be
                                            signed by an authorized  officer
                                            and the corporate seal  affixed.
                                            No   postage  is   required   if
                                            returned    in   the    enclosed
                                            envelope  and   mailed  in   the
                                            United States.

                                                PLEASE SIGN, DATE AND MAIL
                                                THIS PROXY IMMEDIATELY IN
                                                THE ENCLOSED ENVELOPE.